UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

               Event Date requiring this Report: November 16, 2006

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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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                           FLORIDA 0-28331 84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
                        organization) Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

                       Check the appropriate box below if the Form 8-K filing is
                  intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01 REGULATION FD DISCLOSURE

On November 16, 2006, China Direct Trading Corporation (China Direct) conducted an investor teleconference call to discuss announced and filed financial results for the third quarter of fiscal year 2006, ended September 30, 2006. Howard Ullman, China Direct's Chief Executive Officer and President, conducted the teleconference. A transcript of the teleconference call is attached to this Form 8-K Report as Exhibit 99.1.

The transcript attached to this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:


EXHIBIT NUMBER                              DESCRIPTION

99.1 Transcript of November 16, 2006 Investor Teleconference Call by China Direct Trading Corporation


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHINA DIRECT TRADING CORPORATION

                                    Date:  November 17, 2006
                                    By: /s/ Howard Ullman
                                    Howard Ullman, Chief Executive Officer,
                                    President and Chairman







EXHIBITS


Exhibit Number                              Description


99.1     Transcript of Teleconference Call with Investors